MERCER FUNDS

SUPPLEMENT

TO THE

PROSPECTUS

DATED JULY 31, 2024, AS SUPPLEMENTED

Mercer Emerging Markets Equity Fund

(the “Fund”)

The date of this Supplement is October 25, 2024.

The following changes are made in the Prospectus of Mercer Funds (the “Prospectus):

The Board of Trustees of Mercer Funds has approved the appointment of Baillie Gifford Overseas Limited (“Baillie Gifford”), Robeco Institutional Asset Management US Inc. (“Robeco”) and Pzena Investment Management, LLC (“Pzena”) as subadvisers to Mercer Emerging Markets Equity Fund (the “Fund”). Baillie Gifford, Robeco and Pzena are being appointed to replace Origin Asset Management LLP (“Origin”), Schroder Investment Management North America Inc. (“SIMNA Inc.”) (including the sub-subadvisory relationship between SIMNA Inc. and Schroder Investment Management North America Limited (“SIMNA Ltd.,”, together with SIMNA Inc. (“Schroders”)), and William Blair Investment Management, LLC (“William Blair”). Effective as of the date hereof, the Prospectus is amended as described below to reflect such subadviser changes.

1. All references to Origin, Schroders and William Blair are hereby deleted in their entirety from the Prospectus.

2. The following information relating to Baillie Gifford, Robeco and Pzena as subadvisers to the Fund is hereby added under the section titled “Fund Management – Subadvisers and Portfolio Managers” on pages 23-24 of the Prospectus:

Baillie Gifford Overseas Limited (“Baillie Gifford”)

•	Will Sutcliffe, Head of Emerging Markets Equity Team, joined Baillie Gifford in 1999. Mr. Sutcliffe began managing Baillie Gifford’s allocated portion of the Fund’s portfolio in October 2024.

•	Roddy Snell, Investment Manager, joined Baillie Gifford in 2006. Mr. Snell began managing Baillie Gifford’s allocated portion of the Fund’s portfolio in October 2024.

•	Sophie Earnshaw, Investment Manager, joined Baillie Gifford in 2010. Ms. Earnshaw began managing Baillie Gifford’s allocated portion of the Fund’s portfolio in October 2024.
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Robeco Institutional Asset Management US Inc. (“Robeco”)

•	Daniel Haesen, CFA, Director, Portfolio Manager joined Robeco in 2003. Mr. Haesen began managing Robeco’s allocated portion of the Fund’s portfolio in October 2024.

•	Tim Dröge, Executive Director, Portfolio Manager, joined Robeco in 1999. Mr. Dröge began managing Robeco’s allocated portion of the Fund’s portfolio in October 2024.

•	Han van der Boon, Director, Portfolio Manager, joined Robeco in 1997. Mr. van der Boon began managing Robeco’s allocated portion of the Fund’s portfolio in October 2024.

Pzena Investment Management, LLC (“Pzena”)

•	Rakesh Bordia, Principal and Portfolio Manager, joined Pzena in 2007. Mr. Bordia began managing Pzena’s allocated portion of the Fund’s portfolio in October 2024.

•	Caroline Cai, Managing Principal, Chief Executive Officer and Portfolio Manager, joined Pzena in 2004. Ms. Cai began managing Pzena’s allocated portion of the Fund’s portfolio in October 2024.

•	Allison Fisch, Managing Principal, President and Portfolio Manager, joined Pzena in 2001. Ms. Fisch began managing Pzena’s allocated portion of the Fund’s portfolio in October 2024.

•	Akhil Subramanian, Principal and Portfolio Manager, joined Pzena in 2017. Mr. Subramanian began managing Pzena’s allocated portion of the Fund’s portfolio in October 2024.

3.  In the section titled “Mercer Emerging Markets Equity Fund - The Subadvisers and Sub-Subadvisers” beginning on page 64 of the Prospectus, the following paragraphs relating to Baillie Gifford, Robeco and Pzena, as subadvisers to the Fund, are hereby added:

Baillie Gifford Overseas Limited (“Baillie Gifford”), with a principal office located at Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, serves as a subadviser to the Fund. Baillie Gifford is registered as an investment adviser under the Advisers Act. Baillie Gifford is a wholly-owned subsidiary of Baillie Gifford & Co. Baillie Gifford & Co. is an independent employee-owned private partnership.

The allocated portion of the Fund’s portfolio managed by Baillie Gifford is managed on a team basis. The portfolio managers who are responsible for the day-to-day management

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of Baillie Gifford’s allocated portion of the Fund’s portfolio are Will Sutcliffe, Roddy Snell and Sophie Earnshaw.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

Baillie Gifford’s investment process is all about research and debate, founded on a clear idea of the market inefficiencies they can exploit for their clients. Baillie Gifford’s research framework asks investors to think creatively, beyond the constraints of traditional information sources, in order to find the best growth companies.

Baillie Gifford’s research is singularly focused on finding companies that can double in hard currency terms, on a five year view and they expect most of this doubling to come from earnings growth. Baillie Gifford is particularly interested in three specific and persistent market inefficiencies: 1. under-appreciated growth duration; 2. under-appreciated growth pace; and 3. under-appreciated growth surprise. Baillie Gifford’s research reports drill into the broad factors outlined below. These provide a framework for Baillie Gifford to assess the long-term growth potential of a business.

•	Opportunity (industry background/competitive advantage)
•	Execution (financial growth/management attitudes)
•	Valuation (is it in the price?)

Robeco Institutional Asset Management US Inc. (“Robeco”), with a principal office located at 230 Park Avenue, Suite 3330, New York, NY 10169, serves as a subadviser to the Fund. Robeco is registered as an investment adviser under the Advisers Act. Robeco is a wholly-owned subsidiary of Robeco Holding B.V., a Dutch holding company based in Rotterdam, the Netherlands. Robeco Holding B.V is an indirect wholly-owned subsidiary of ORIX Corporation Europe, which in turn is wholly owned by ORIX Corporation based in Tokyo, Japan.

The allocated portion of the Fund’s portfolio managed by Robeco is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of Robeco’s allocated portion of the Fund’s portfolio are Daniel Haesen, Han van der Boon and Tim Dröge.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

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Securities Selection

The Robeco Emerging Markets Enhanced Indexing strategy is managed on the basis of a purely quantitative bottom-up driven investment strategy. Stock selection is the sole performance driver used, as determined by the proprietary quantitative ranking model which ranks stocks on their relative attractiveness based on valuation, quality, momentum, analyst revisions and short-term signals.

The model has been developed in a joint effort by Robeco quantitative equity researchers and portfolio managers. Robeco’s approach selects stocks with the highest integrated factor scores to overweight in the portfolio. Some other advantages of this approach are transaction cost netting and a relatively low turnover. The identified factors and variables are the result of 25 years of extensive empirical research and more than 15 years of portfolio management experience in practice with the quantitative ranking model

The portfolio construction process is disciplined and transparent with continuous monitoring and control by the portfolio managers. It is based on the ranking generated by the quantitative ranking model. The aim is to optimize returns while constraining risk. The portfolio construction process consists of two phases:

Phase 1. Stock selection: Enhanced factor definitions

Robeco considers academically proven long-term factors, novel signals and short-term dynamics to rank stocks. In terms of long-term factors, Robeco relies on its proprietary enhanced factor definitions as they control for unrewarded risks. These factors are based on academically proven factors.

Phase 2: Implementation: Client-optimized portfolio

A proprietary portfolio construction algorithm translates the quantitative rankings into a client optimized portfolio. Robeco’s dedicated global equity trading desk executes the trades after a pre-trade compliance check on client guidelines and restrictions in the trading system. Portfolio managers closely monitor positions and the risk exposure of the portfolio between rebalancing dates.

Pzena Investment Management, LLC (“Pzena), with a principal office located at 320 Park Avenue, 8th Floor, New York, NY 10022, serves as a subadviser to the Fund. Pzena is registered as an investment adviser under the Advisers Act. Pzena is 100% owned by its employee members and certain other partners, including former employees.

The allocated portion of the Fund’s portfolio managed by Pzena is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of Pzena’s allocated portion of the Fund’s portfolio are Rakesh Bordia, Caroline Cai, Allison Fisch, and Akhil Subramanian.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

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Securities Selection

Pzena employs a deep value investment approach based on a fundamental, bottom-up research process. Pzena focuses exclusively on companies that are underperforming their historically demonstrated earnings power. They apply intensive fundamental research to these companies in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent.

Pzena uses a proprietary screening tool to rank every security in their universe on a price-to-globalized normal earnings basis. This system forecasts normal earnings for a company through the analysis of historical and current financial data. They narrow this list by ranking the universe from cheapest to most expensive on the basis of globally comparable price-to-normalized earnings and they focus their research efforts on companies in the most undervalued 20% of the investment universe. At the screening level for emerging markets, they employ the use of country-specific discount rates to take into consideration the differing levels of country-specific risks and macroeconomic conditions imbedded in individual stock valuation.

Pzena includes companies in the portfolio when all five of the following criteria are generally met: (1) the current valuation is low compared to the company’s normalized earnings power; (2) the current earnings are (typically) below historic norms; (3) they judge that the problems are temporary; (4) management has a viable strategy to generate earnings recovery; and (5) there is a positive skew of outcomes in case the earnings recovery does not materialize. Pzena believes a concentrated portfolio exclusively focused on companies with these characteristics should generate meaningful excess returns for long-term investors.

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